LIABILITIES IN RESPECT OF IIA GRANTS	12 Months Ended
Dec. 31, 2019
Liabilities In Respect Of Iia Grants Schedule Of Israeli Innovation Authority Grants
LIABILITIES IN RESPECT OF IIA GRANTS
NOTE 13:-	LIABILITIES IN RESPECT OF IIA GRANTS

	Year ended December 31,
	2018	2019

Balance as of January 1,	7,437	7,714
Grants received	93	248
Royalties	(103)	(635)
Amounts carried to Profit or Loss	287	(392)
Balance as of Decmber 31,	7,714	6,935

Current maturities	(146)	(124)

Long term liabilities in respect of IIA grants	7,568	6,811

The Company is committed to pay royalties to the IIA up to the total grants received plus the applicable accrued interest. The total amount of grants actually received by the Company from the IIA including accrued LIBOR interest, net of royalties as of December 31, 2019 is approximately $ 13,570, while the amortized cost of this liability as of that date is $ 6,935, using the interest method.